UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


                  Date of Event Requiring Report: May 30, 2003
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                          INTERNATIONAL WIRELESS, INC.
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             (Exact name of Registrant as Specified in Its Charter)


           Maryland                     000-27045                36-4286069
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(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation)                                         Identification No.)


                              55 Marble Ridge Road
                             North Andover, MA 01845
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                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (339) 222-1200
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          (Former name or former address, if changes since last report)


ITEM  1.  CHANGES IN CONTROL OF REGISTRANT.

     Not applicable.

ITEM  2.  ACQUISITION OR DISPOSITION OF ASSETS.

     Not applicable.

ITEM  3.  BANKRUPTCY OR RECEIVERSHIP.

     Not applicable.

ITEM  4.  CHANGES IN REGISTRANT'S CERTIFIYING ACCOUNTANTS.

     Not applicable.

ITEM  5.  OTHER EVENTS.

     On May 30, 2003, the Registrant entered into a Merger Agreement to Merge International Wireless, Inc. and Scanbuy, Inc. a Delaware corporation with its corporate headquarters located in New York, New York (hereinafter "Scanbuy").

     Under said Merger Agreement the Registrant shall issue to the shareholders of Scanbuy Twenty Five Million Five Hundred Ninety Four Thousand Nine Hundred Sixty Five (25,594,965) newly issued Rule 144 restricted Common Shares which equal to the issued and outstanding shares of the Registrant, par value common stock, as of May 19, 2003.

     The Merger Agreement is subject to approval of the transaction by the directors and shareholders of each of the parties including an increase in the authorized number of shares of the Registrant to enable it to do the merger by its directors and shareholders, and execution of appropriate employment and non-compete agreements. The parties anticipate closing the transaction on or before June 16, 2003.

     Scanbuy, Inc. (www.scanbuy.com) is a software company located in New York City, New York dedicated to developing ScanCommerce(R) solutions that link the physical world to the Internet using personal barcode scanners. Scanbuy's core expertise lies in Web-based application development allowing the user to upload barcode data from a scanner (handheld scanner, PDA or cell phone enabled device) to dedicated applications for processing supplies orders, returning products, managing inventory, leads retrieval etc.


ITEM  6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

     Not Applicable.


ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibits:

               Exhibit  No.   Document  Description
               -----------    ---------------------

                   10 Merger Agreement to Merge International Wireless, Inc. and Scanbuy, Inc. dated May 30, 2003


ITEM  8.  CHANGE  IN  FISCAL  YEAR.

     Not applicable.


ITEM  9.  REGULATION FD DISCLOSRE

          Not applicable


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 2, 2003                               International Wireless, Inc.
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                                                   (Registrant)

                                                    /s/  Michael Dewar
                                                   ----------------------------
                                                     Michael Dewar, COO

                                                    /s/  Jerry Gruenbaum
                                                   ----------------------------
                                                     Jerry Gruenbaum, Secretary